UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2005

SPX CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	1-6948	38-1016240
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

13515 Ballantyne Corporate Place
Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry Into a Material Definitive Agreement.

Top Management Plan

On December 13, 2005, the Compensation Committee of the Board of Directors of SPX Corporation (the “Company”) amended the SPX Corporation Supplemental Retirement Plan for Top Management (the “Top Management Plan”) to name Don L. Canterna, Segment President, and David A. Kowalski, Segment President, as participants effective as of their election as officers of the Company on August 24, 2005.  The Top Management Plan was also amended to change the benefit formula for officers who become participants in the Top Management Plan after August 23, 2005 (the “new officers”).  For new officers, the benefit formula is 50% of final average pensionable earnings (highest 3 of last 10 calendar years of employment).  This target benefit accrues ratably over a 20-year period with the new officer receiving the maximum benefit after 20 years.  The benefit vests after 5 years of service.  The annual retirement benefits are computed on the basis of a joint and 50% survivor annuity.  While a new officer may retire as early as age 55, benefits payable at early retirement are reduced 4% per year from age 62.

The foregoing description of the amendment to the Top Management Plan is qualified in its entirety by reference to the text of the amendment, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Executive LTD Plan

On December 14, 2005, the Company’s Board of Directors adopted the SPX Corporation Executive Long-Term Disability Plan (the “Executive LTD Plan”) and named the following executive officers as participants in the Plan effective as of January 1, 2006:  Christopher J. Kearney, Ross B. Bricker, Don L. Canterna, Robert B. Foreman, David A. Kowalski, Patrick J. O’Leary and Thomas J. Riordan.  The benefit under the Executive LTD Plan, when combined with the benefit under the group long-term disability plan offered to most of the Company’s employee population, equals approximately 60% of the executive officer’s base salary on an after-tax basis in the event the executive officer becomes disabled while employed by the Company.  The monthly benefits under the Executive LTD Plan continue until the earlier of (i) the end of the executive officer’s disability (as defined in the Executive LTD Plan) or (ii) age 65.  If an executive officer becomes disabled after age 60, the Executive LTD Plan benefit may continue for a period ranging from 1 to 5 years so long as the executive officer remains disabled.  The Executive LTD Plan benefit is offset by other income benefits including Company-paid retirement benefits.

The foregoing description of the Executive LTD Plan is qualified in its entirety by reference to the text of the Executive LTD Plan, which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

The following exhibits are filed herewith.

Exhibit
Number	Description

10.1	Amendment to the SPX Corporation Supplemental Retirement Plan for Top Management

10.2	SPX Corporation Executive Long-Term Disability Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: December 19, 2005	By:	/s/ Ross B. Bricker

Ross B. Bricker
Senior Vice President, Secretary
and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment to the SPX Corporation Supplemental Retirement Plan for Top Management

10.2	SPX Corporation Executive Long-Term Disability Plan